                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


          WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

          NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 2000.



                                                /s/ Richard L. Carrion
                                                ------------------------------
                                                Richard L. Carrion

                                POWER OF ATTORNEY


          WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

          NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 2000.




                                                /s/ Lodewijk J.R. de Vink
                                                ------------------------------
                                                Lodewijk J.R. de Vink

                                POWER OF ATTORNEY


          WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

          NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 2000.




                                                /s/ Stanley P. Goldstein
                                                ------------------------------
                                                Stanley P. Goldstein

                                POWER OF ATTORNEY


          WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

          NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 2000.




                                                /s/ Helene L. Kaplan
                                                ------------------------------
                                                Helene L. Kaplan

                                POWER OF ATTORNEY


          WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

          NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 2000.




                                                /s/ Elizabeth T. Kennan
                                                ------------------------------
                                                Elizabeth T. Kennan

                                POWER OF ATTORNEY


          WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

          NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 2000.




                                                /s/ John F. Maypole
                                                ------------------------------
                                                John F. Maypole

                                POWER OF ATTORNEY


          WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

          NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 2000.




                                                /s/ Joseph Neubauer
                                                ------------------------------
                                                Joseph Neubauer

                                POWER OF ATTORNEY


          WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

          NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 2000.




                                                /s/ Hugh B. Price
                                                ------------------------------
                                                Hugh B. Price

                                POWER OF ATTORNEY


          WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

          NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 2000.




                                                /s/ Ivan G. Seidenberg
                                                ------------------------------
                                                Ivan G. Seidenberg

                                POWER OF ATTORNEY


          WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

          NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 2000.




                                                /s/ Walter V. Shipley
                                                ------------------------------
                                                Walter V. Shipley

                                POWER OF ATTORNEY


          WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

          NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 2000.




                                                /s/ John R. Stafford
                                                ------------------------------
                                                John R. Stafford